UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1 - Reports to Stockholders.

Aberdeen Indonesia Fund, Inc. (IF)

Semi-Annual Report
June 30, 2017

Jakarta, Indonesia is the third largest metropolitan area in the world.

Aberdeen
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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”), for the six-month period ended June 30, 2017. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

NAV Total Return Performance

For the six-month period ended June 30, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”), net of fees, of the Fund was 12.2%, assuming reinvestment of dividends and distributions, versus a return of 16.5% for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Indonesia Index (“MSCI Indonesia Index”)1. The Fund’s total return for the six-month period ended June 30, 2017 is based on the reported NAV at the financial reporting period end.

Share Price Total Return Performance & Discount

For the six-month period ended June 30, 2017, based on market price, the Fund’s total return was 19.7%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 19.7% over the period, from $6.36 on December 31, 2016 to $7.61 on June 30, 2017. The Fund’s share price on June 30, 2017 represented a discount of 8.9% to the NAV per share of $8.35 on that date, compared with a discount of 14.5% to the NAV per share of $7.44 on December 31, 2016.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a discount to the NAV that is above an established threshold and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2017, the Fund repurchased and retired 47,171 shares. During the fiscal year ended December 31, 2016, the Fund repurchased and retired 156,871 shares.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator are each an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

All amounts are U.S. Dollars unless otherwise stated.

1   The MSCI Indonesia Index is designed to measure the performance of the large cap and mid cap segments of the Indonesian market. With 31 constituents, the MSCI Indonesia Index covers about 85% of the Indonesian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit www.aberdeenif.com.

Aberdeen Indonesia Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenif.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
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•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Indonesia Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/Economic Review

Indonesian equities rallied during the six-month reporting period ended June 30, 2017. The successful conclusion of the Indonesian government’s tax amnesty program, resilient economic growth and an upgraded credit rating from Standard & Poor’s (S&P)1 all combined to boost market sentiment. Financial stocks were the strongest performers after credit rating agency Moody’s Investors Service2 raised its outlook on Indonesian lenders from stable to positive, while telecommunication services providers also performed well. Conversely, the consumer discretionary sector was the main market laggard as domestic demand remained subdued.

The tax amnesty program, which was a key plank in President Joko Widodo’s (Jokowi) push to boost revenue collection for infrastructure projects, netted about 135 trillion rupiah (roughly US$10.1 billion) in tax revenues. The program also secured a much larger tax base for future income. In the latter half of the reporting period, investor optimism was buoyed by S&P’s decision to restore the country’s investment-grade rating, which spurred hopes of increased fund inflows.

Gross domestic product (GDP) for the fourth quarter of 2016 grew by a generally lower-than-expected rate of 4.9%, as government spending was curbed by a legal cap on the fiscal deficit. However, GDP increased by 5.0% in the first quarter of 2017, helped by exports, non-infrastructure government spending and investments. Despite subdued domestic consumption, inflation crept higher after the government hiked electricity tariffs.

Fund Performance Review

The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Indonesia Index,3 on a net asset value basis over the six-month period ended June 30, 2017, attributable mainly to negative asset allocation.

From a sector standpoint, the Fund’s overweight to the consumer discretionary sector relative to its benchmark weighed on performance for the period, particularly the holdings in shoe retailer Sepatu Bata and department store operator Ramayana Lestari Sentosa (Ramayana), as both companies continued to face sluggish consumer demand. Ramayana was hampered by weakness in its supermarket business. On a positive note, the Fund’s holding in Astra International

1          S&P’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2          Moody’s Investors Service credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “Aaa” to “C “ to communicate the agency’s opinion of relative level of credit risk.

3          Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

Aberdeen Indonesia Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

was among the top contributors to performance at the stock level during the period. The conglomerate reported relatively strong results for its three-month periods ended December 31, 2016, and March 31, 2017, boosted by good performances from its subsidiaries, Astra Agro Lestari and United Tractors. Astra International’s automotive and financial businesses also saw healthy growth for the periods.

The Fund’s underweight allocation to the financials sector relative to its benchmark, the MSCI Indonesia Index, hampered performance for the reporting period. The absence of positions in several of the state-owned banks, including Bank Rakyat and Bank Negara, weighed on the Fund’s relative performance as their share prices rallied during the reporting period. The Fund’s holding in Bank OCBC NISP, which is not represented in the benchmark index, also had a negative impact on performance as the stock price corrected following its relatively strong performance over the previous six-month period. Conversely, the holding in Bank Permata contributed to Fund performance as the company benefited from the improved outlook for the sector by Moody’s. The Fund’s holding in cement maker Holcim Indonesia detracted from performance for the reporting period, as the sector remained hampered by oversupply and rising competition. Nevertheless, we still believe that the company is a beneficiary of the progress of Indonesian government reforms and increasing infrastructure spending.

The Fund’s holding in XL Axiata was the top contributor to performance at the stock level for the reporting period. The telecommunications company reported a sharp increase in sales for the three-month period ended March 31, 2017. The company’s management believes that data revenue growth is now sustainable and able to compensate for the decline in legacy services.4 Growth momentum is expected to accelerate as the company begins to monetize data. We believe that the company is now on firmer footing, having strengthened its balance sheet through a rights issue5 and the sale of cellular tower assets.

Outlook

We are optimistic about the Indonesian equity market. Improving macroeconomic conditions and the recent S&P credit rating upgrade bode well for fund flows, in our opinion. We feel that the economy is also more domestically focused than most of its Asian peers. Furthermore, it appears that President Jokowi has consolidated more power, which we think should continue to help him to accelerate reforms. Nevertheless, we believe that risks persist. Renewed volatility in commodity prices could hurt exporters. Faster-than-expected monetary policy normalization by the U.S. Federal Reserve and a worse-than-expected economic slowdown in China could also have a negative impact on global market sentiment. Nonetheless, we believe that the Indonesian central bank is likely to keep interest rates unchanged for the remainder of 2017, despite ample room for monetary policy easing, and this should help keep potential market volatility in check.

Aberdeen Asset Management Asia Limited

4          Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

5          A rights offering provides a company’s existing shareholders with an opportunity to purchase additional shares directly from the company in proportion to their existing holdings, within a fixed time period.

4	Aberdeen Indonesia Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the six-month and average annual Fund performance compared to the MSCI Indonesia Index, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of June 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	12.2%	14.4%	-4.2%	-1.5%	5.1%
Market Value	19.7%	23.9%	-3.6%	-1.5%	4.4%
MSCI Indonesia Index	16.5%	17.7%	4.9%	3.3%	8.3%

Aberdeen Asset Management Inc. (“AAMI”), the Fund’s administrator, has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended June 30, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenif.com or by calling 800-522-5465.

The total annualized expense ratio, excluding fee waivers, based on the six-month period ended June 30, 2017 was 1.59%. The total annualized expense ratio, net of fee waivers, based on the six-month period ended June 30, 2017 was 1.57%.

Aberdeen Indonesia Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of June 30, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of June 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Consumer Staples	29.1%	*
Consumer Discretionary	21.0%
Financials	17.5%
Telecommunication Services	8.1%
Materials	6.5%
Energy	6.5%
Health Care	6.1%
Industrials	3.9%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	1.0%
	100.0%

*      As of June 30, 2017, the Consumer Staples sector consisted of six industries: Food Products, Household Products, Personal Products, Tobacco, Beverages and Food & Staples Retailing, which represented 13.0%, 5.1%, 3.7%, 3.2%, 2.4%, and 1.7%, respectively, of the Fund’s net assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2017:

Name of Security	As a Percentage of Net Assets
Jardine Cycle & Carriage Ltd.	8.0%
Bank Central Asia Tbk PT	7.9%
M.P. Evans Group PLC	6.9%
Bank OCBC NISP Tbk PT	5.3%
Unilever Indonesia Tbk PT	5.1%
Indocement Tunggal Prakarsa Tbk PT	4.3%
Telekomunikasi Indonesia Persero Tbk PT	4.1%
Astra International Tbk PT	4.0%
XL Axiata Tbk PT	4.0%
Bank Permata Tbk PT	3.9%

6	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—98.7%
INDONESIA—83.8%
25,912,000	Ace Hardware Indonesia Tbk PT	Specialty Retail—2.7%	$ 2,060,906
6,159,000	AKR Corporindo Tbk PT	Trading Companies & Distributors—3.9%	3,015,380
320,000	Astra Agro Lestari Tbk PT	Food Products—0.5%	352,954
4,616,610	Astra International Tbk PT(a)	Automobiles—4.0%	3,093,114
4,454,000	Bank Central Asia Tbk PT(a)	Banks—7.9%	6,074,444
31,230,884	Bank OCBC NISP Tbk PT(a)(b)	Banks—5.3%	4,133,431
58,232,342	Bank Permata Tbk PT(a)(b)	Banks—3.9%	3,022,341
1,585,800	Delfi Ltd.	Food Products—3.0%	2,303,686
8,510,000	Hanjaya Mandala Sampoerna Tbk PT	Tobacco—3.2%	2,451,953
14,945,000	Hero Supermarket Tbk PT(b)	Food & Staples Retailing—1.7%	1,345,639
30,792,300	Holcim Indonesia Tbk PT(a)	Construction Materials—2.2%	1,732,432
1,090,000	Indo Tambangraya Megah Tbk PT(a)	Oil, Gas & Consumable Fuels—1.8%	1,415,475
2,422,700	Indocement Tunggal Prakarsa Tbk PT(a)	Construction Materials—4.3%	3,348,096
16,000,000	Kalbe Farma Tbk PT(a)	Pharmaceuticals—2.5%	1,947,746
2,165,800	Mandom Indonesia Tbk PT	Personal Products—3.7%	2,835,731
2,500,000	Merck Tbk PT	Pharmaceuticals—2.2%	1,739,824
7,120,000	Mitra Keluarga Karyasehat Tbk PT	Health Care Providers & Services—1.4%	1,068,467
2,070,000	Multi Bintang Indonesia Tbk PT(a)	Beverages—2.4%	1,869,597
18,383,000	Ramayana Lestari Sentosa Tbk PT(a)	Multiline Retail—2.2%	1,690,963
1,361,100	Saratoga Investama Sedaya Tbk PT	Capital Markets—0.4%	337,020
39,100,000	Sepatu Bata Tbk PT	Textiles, Apparel & Luxury Goods—3.2%	2,449,709
3,600,000	Surya Citra Media Tbk PT(a)	Media—0.9%	699,628
9,397,800	Telekomunikasi Indonesia Persero Tbk PT(a)	Diversified Telecommunication Services—4.1%	3,191,411
5,442,300	Ultrajaya Milk Industry & Trading Co. Tbk PT(a)(b)	Food Products—2.6%	2,043,689
1,070,800	Unilever Indonesia Tbk PT	Household Products—5.1%	3,920,843
1,226,000	United Tractors Tbk PT(a)	Oil, Gas & Consumable Fuels—3.3%	2,523,360
49,782,047	Wintermar Offshore Marine Tbk PT(b)	Energy Equipment & Services—1.4%	1,053,351
12,027,500	XL Axiata Tbk PT(a)(b)	Wireless Telecommunication Services—4.0%	3,076,453
			64,797,643
SINGAPORE—8.0%
191,029	Jardine Cycle & Carriage Ltd.(a)	Distributors—8.0%	6,150,485
UNITED KINGDOM—6.9%
567,527	M.P. Evans Group PLC	Food Products—6.9%	5,359,021
	Total Common Stocks		76,307,149
	Total Long-Term Investments—98.7% (cost $59,237,512)		76,307,149

Aberdeen Indonesia Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
UNITED STATES—0.3%
$257,147	State Street Institutional U.S. Government Money Market Fund(c)	$ 257,147
	Total Short-Term Investment—0.3% (cost $257,147)	257,147
	Total Investments—99.0% (cost $59,494,659)(d)	76,564,296
	Other Assets in Excess of Liabilities—1.0%	758,607
	Net Assets—100.0%	$ 77,322,903

(a)

Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC—Public Limited Company

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Statement of Assets and Liabilities (unaudited) As of June 30, 2017

Assets
Investments, at value (cost $59,237,512)	$76,307,149
Short-term investments, at value (cost $257,147)	257,147
Foreign currency, at value (cost $1,008,370)	1,009,923
Interest and dividends receivable	30,062
Prepaid expenses	55
Total assets	77,604,336

Liabilities
Investment advisory fees payable (Note 3)	186,108
Director fees payable	16,268
Administration fees payable (Note 3)	15,147
Investor relations fees payable (Note 3)	9,729
Other accrued expenses	54,181
Total liabilities	281,433

Net Assets	$77,322,903
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,257
Paid-in capital in excess of par	61,878,118
Accumulated net investment income	624,751
Accumulated net realized loss from investment and foreign currency transactions	(2,260,331)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	17,071,108
Net Assets	$77,322,903
Net asset value per common share based on 9,257,205 shares issued and outstanding	$ 8.35

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $130,837)	$ 1,027,983
Total Investment Income	1,027,983

Expenses
Investment advisory fee (Note 3)	360,288
Directors’ fees and expenses	58,268
Custodian’s fees and expenses	33,431
Administration fee (Note 3)	29,296
Investor relations fees and expenses (Note 3)	23,787
Independent auditors’ fees and expenses	21,639
Reports to shareholders and proxy solicitation	18,495
Transfer agent’s fees and expenses	11,521
Legal fees and expenses	10,218
Insurance expense	9,931
Miscellaneous	3,690
Total expenses	580,564
Less: Investor relations fee waiver (Note 3)	(5,215)
Net expenses	575,349

Net Investment Income	452,634

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(87,330)
Foreign currency transactions	9,711
(77,619)
Net change in unrealized appreciation/(depreciation) on:
Investments	8,036,595
Foreign currency translation	5,446
8,042,041
Net realized and unrealized gain from investment and foreign currency related transactions	7,964,422
Net Increase in Net Assets Resulting from Operations	$8,417,056

See Notes to Financial Statements.

10	Aberdeen Indonesia Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 452,634	$ 79,888
Net realized loss from investment and foreign currency related transactions	(77,619)	(1,934,896)
Net change in unrealized appreciation on investments	8,042,041	10,815,814
Net increase in net assets resulting from operations	8,417,056	8,960,806
Distributions to Shareholders from:
Net investment income	–	(916)
Net realized gains	–	(284,495)
Net decrease in net assets from distributions	–	(285,411)
Common Share Transactions:
Repurchase of common share from open market repurchase program of 47,171 and 156,871 shares, respectively (Note 6)	(311,927)	(968,930)
Change in net assets from capital transactions	(311,927)	(968,930)
Change in net assets resulting from operations	8,105,129	7,706,465
Net Assets:
Beginning of period	69,217,774	61,511,309
End of period (including accumulated net investment income of $624,751 and $172,117, respectively)	$77,322,903	$69,217,774

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	11

Financial Highlights

	For the Six-Month Period Ended June 30, 2017		For the Fiscal Years Ended December 31,
	(unaudited)		2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$7.44		$6.50	$9.30	$9.05	$13.05	$12.88
Net investment income	0.05		0.01	0.02	0.05	0.06	0.14
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.85		0.94	(2.60)	0.75	(2.54)	2.51
Total from investment operations applicable to common shareholders	0.90		0.95	(2.58)	0.80	(2.48)	2.65
Dividends and distributions to common shareholders from:
Net investment income	–		–	–	(0.05)	(0.06)	(0.11)
Net realized gains	–		(0.03)	(0.22)	(0.50)	(1.36)	(2.37)
Total distributions	–		(0.03)	(0.22)	(0.55)	(1.42)	(2.48)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	–		–	–	–	(0.10)	–
Impact of open market repurchase policy	0.01		0.02	–	–	–	–
Total capital share transactions	0.01		0.02	–	–	(0.10)	–
Net asset value per common share, end of period	$8.35		$7.44	$6.50	$9.30	$9.05	$13.05
Market value, end of period	$7.61		$6.36	$5.52	$8.41	$8.26	$11.67
Total Investment Return Based on(b):
Market value	19.65%		15.74%	(31.64% )	8.63%	(17.42% )	19.00%
Net asset value	12.23%		14.98%	(27.21% )	9.64%	(19.09% )	21.71%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$77,323		$69,218	$61,511	$88,206	$85,859	$107,975
Average net assets (000 omitted)	$73,847		$67,541	$74,377	$98,181	$119,507	$118,819
Total expenses, net of fee waivers	1.57%	(c)	1.64%	1.57%	1.53%	1.43%	1.42%
Total expenses, excluding fee waivers	1.59%	(c)	1.67%	1.60%	1.53%	1.43%	1.42%
Net investment income	1.24%	(c)	0.12%	0.30%	0.46%	0.48%	0.96%
Portfolio turnover	3.94%		23.61%	7.46%	5.00%	11.97%	16.64%

(a)	Based on average shares outstanding.
(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2017

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”) was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Capital Markets	$337,020	$–	$–	$337,020
Energy Equipment & Services	1,053,351	–	–	1,053,351
Food & Staples Retailing	1,345,639	–	–	1,345,639
Food Products	8,015,661	2,043,689	–	10,059,350
Health Care Providers & Services	1,068,467	–	–	1,068,467
Household Products	3,920,843	–	–	3,920,843
Personal Products	2,835,731	–	–	2,835,731
Pharmaceuticals	1,739,824	1,947,746	–	3,687,570
Specialty Retail	2,060,906	–	–	2,060,906
Textiles, Apparel & Luxury Goods	2,449,709	–	–	2,449,709
Tobacco	2,451,953	–	–	2,451,953
Trading Companies & Distributors	3,015,380	–	–	3,015,380
Other	–	42,021,230	–	42,021,230
Short-Term Investment	257,147	–	–	257,147
Total	$30,551,631	$46,012,665	$–	$76,564,296

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended June 30, 2017, the securities issued by Ace Hardware Indonesia Tbk PT, AKR Corporindo Tbk PT, Hanjaya Mandala Sampoerna Tbk PT, Merck Tbk PT, Mitra Keluarga Karyasehat Tbk PT, Saratoga Investama Sedaya Tbk PT, Unilever Indonesia Tbk PT and Wintermar Offshore Marine Tbk PT transferred from Level 2 to Level 1 at the values of $2,060,906, $3,015,380, $2,451,953, $1,739,824, $1,068,467, $337,020, $3,920,843 and $1,053,351, respectively, because the securities could be valued without the application of a valuation factor at June 30, 2017. During the six-month period ended June 30, 2017, the security issued by Multi Bintang Indonesia Tbk PT in the amount of $1,869,597 transferred from Level 1 to Level 2 because a valuation factor was applied at June 30, 2017. For the six-month period ended June 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

14	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date.

Aberdeen Indonesia Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

h. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. For the six-month period ended June 30, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAMAL is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAMAL receives, as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the six-month period ended June 30, 2017, AAMAL earned $360,288 for advisory services to the Fund.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee paid by the Fund computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s net monthly assets. For the six-month period ended June 30, 2017, AAMI earned $29,296 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2017, the Fund incurred investor relations fees of approximately $21,834 of which AAMI waived $5,215 for investor relations services. The investor relations fees incurred during the period will not tie to the “Investor relations fees” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent

16	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2017, 2,179 shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2017, were $2,882,500 and $2,994,121, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of June 30, 2017, there were 9,257,205 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2017, the Fund repurchased and retired 47,171 shares through this program. During the fiscal year ended December 31, 2016, the Fund repurchased and retired 156,871 shares.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Discretionary Sector Risk. To the extent that the consumer discretionary sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition,

Aberdeen Indonesia Fund, Inc.	17

Notes to Financial Statements (unaudited) (concluded)

June 30, 2017

which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

d. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$59,494,659	$28,235,536	$(11,165,899)	$17,069,637

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

18	Aberdeen Indonesia Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 30, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class II Director to the Board of Directors:

	Votes For	Votes Against	Abstain
Lawrence J. Fox	3,478,647	3,601,970	300,237

Pursuant to the Fund’s corporate governance policy, because the votes against the election of Lawrence J. Fox exceeded the votes for his election, Mr. Fox was deemed to have tendered to the Board his resignation as a Director for consideration by the Board. The Board accepted the resignation. Directors whose term of office continued beyond the meeting are as follows: Enrique R. Arzac, James J. Cattano and Steven N. Rappaport.

Change In Independent Registered Public Accounting Firm

On June 13, 2017, the Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended December 31, 2016 and December 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017, effective June 15, 2017. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Indonesia Fund, Inc.	19

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Steven N. Rappaport

Officers

Christian Pittard, Chief Executive Officer and President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President - Compliance

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

1-800-522-5465
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2017, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund's investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund's portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. "Aberdeen" is a U.S. registered service trademark of Aberdeen Asset Management PLC.

IF-SEMI-ANNUAL

Item 2 - Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5 — Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6 - Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2017, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	20,555	$6.34	20,555	625,766
February 1, 2017 through February 28, 2017	11,939	$6.64	11,939	613,827
March 1, 2017 through March 31, 2017	14,677	$6.92	14,677	599,150
April 1, 2017 through April 30, 2017	None	None	None	599,150
May 1, 2017 through May 31, 2017	None	None	None	599,150
June 1, 2017 through June 30, 2017	None	None	None	599,150
Total	47,171	$6.59	47,171	—

(1)  The program was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)            There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 6, 2017

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 6, 2017